EXHIBIT 99.3

U.S. Government Researchers Validate High Energy Capability of Nanoparticles, Key to Octillion’s NanoPower Windows

Silicon nanoparticles show high-energy effect capable of converting more of the sun’s energy to electricity in Department of Energy study; Power performance of solar cells boosted by 60-70% in separate study of nanoparticles used in Octillion’s NanoPower Windows.

Vancouver, BC – August 21, 2007 – Octillion Corp. (OTCBB: OCTL) today announced that researchers at the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL) have observed a new and important high-energy effect in silicon nanoparticles – the principal material used in Octillion’s NanoPower Window technology - which results in a process where more of the sun’s energy is converted into electricity.

“This third-party research by NREL validates our long-held belief that silicon nanoparticles have the ability to generate significant energy from sunlight,” explained Mr. Harmel S. Rayat, President and CEO of Octillion Corp. “These research findings also support our recent decision to accelerate development and double our research funding following encouraging outcomes and completion of our developmental prototype window, a major breakthrough milestone.”

Octillion is developing the first-of-its-kind transparent glass window capable of generating electricity using silicon nanoparticles.  Last week, in a published study unrelated to the NREL findings, researchers reported that the nanoparticles used in Octillion’s NanoPower Window technology are able to substantially increase the power performance of conventional solar cells by 60-70% in the ultraviolet-blue range and significantly boost power by as much as 10% in the visible light range.

In separate research published in the most cited source for nanoscience and nanotechnology (American Chemical Society’s Nano Letters Journal; July 24, 2007), NREL scientists reported that silicon nanocrystals can produce more than one electron from single photons of sunlight, a phenomenon referred to as Multiple Exciton Generation (MEG).  When today’s conventional photovoltaic solar cells absorb a photon of sunlight, about 50 percent of the incident energy is lost as heat.  MEG provides a way to convert some of this energy lost as heat into additional electricity.

Importantly, the silicon nanoparticles used in Octillion’s NanoPower Window technology are able to successfully convert the same UV components that typically cause damage and create wasteful heat into useful electrical energy, a recently published finding. (American Institute of Physics’ Applied Physics Letters; August 6, 2007)

According to the NREL, until now MEG has only been reported to occur in: nanocrystals made of materials not currently used in commercial solar cells; and generally unsafe materials such as lead.  In contrast, Octillion’s high-energy nanoparticles are made of silicon, a toxicologically inert substance and the world’s most abundant, naturally-occurring element, second only to oxygen.  Octillion’s NanoPower Window technology exclusively makes use of nanoparticles from silicon.

About Octillion Corp.

Octillion Corp. is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging solar energy and solar related technologies.

Among our current research and development activities is the development of a patent-pending technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

The technological potential of adapting existing glass windows into ones capable of generating electricity from the sun’s solar energy has been made possible through a ground breaking discovery of an electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%).

When thin films of silicon nanoparticles are deposited (sprayed) onto silicon substrates, ultraviolet light is absorbed and converted into electrical current. With appropriate connections, the film acts as nanosilicon photovoltaic solar cells that convert solar radiation to electrical energy.

The process of producing silicon nanoparticles is supported by 10 issued US patents, 7 pending US patents, 2 issued foreign counterpart patents and 19 pending foreign counterpart patents.

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